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                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 26, 2002
                                                         ---------------

                             DATA TRANSLATION, INC.
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             (Exact Name of Registrant As Specified In Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                        0-21367                     04-3332230
              ------------------------         --------------------
              (Commission File Number)          (I.R.S. Employer
                                                Identification No.)

              100 Locke Drive, Marlborough, MA            01752
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           (Address of Principal Executive Offices)     (Zip Code)

                                 (508-481-3700)
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On June 27, 2002, upon the recommendation of its Audit Committee, the Board of Directors of Data Translation, Inc. (the "Company") named BDO Seidman, LLP as the Company's new independent public accountants. On August 26, 2002, the Company entered into an engagement letter with BDO Seidman, LLP.

     During the years ended November 30, 2001 and 2000 and through August 26, 2002, neither the Company nor someone on its behalf consulted BDO Seidman, LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 DATA TRANSLATION, INC.,
Dated: September 26, 2002


                                 By:  /s/ Michael A. DiPoto
                                      ------------------------------------------
                                      Michael A. DiPoto, Chief Financial Officer